EXHIBIT 32



       CERTIFICATION REQUIRED BY 18 U.S.C.SS.1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the annual report of Decorator Industries, Inc. ("the Company") on Form 10-K for the annual period ended December 29, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William A. Johnson, Chief Executive Officer of the Company, and Michael K. Solomon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




           Date: March 25, 2008                By: /s/ William A. Johnson
                 --------------                    -----------------------------
                                                       William A. Johnson,
                                                       Chief Executive Officer


           Date: March 25, 2008                By: /s/ Michael K. Solomon
                 --------------                    -----------------------------
                                                       Michael K. Solomon,
                                                       Chief Financial Officer